                                                                   EXHIBIT 10.7A


                           THIRD AMENDMENT AGREEMENT

                                      TO

                           CREDIT FACILITY AGREEMENT

                                    BETWEEN

                      CABLE NETWORK BRABANT HOLDING B.V.

                                      AND

                             COOPERATIEVE CENTRALE
                        RAIFFEISEN-BOERENLEENBANK B.A.
                                   AS AGENT

                                      AND

                             COOPERATIEVE CENTRALE
                        RAIFFEISEN-BOERENLEENBANK B.A.
                               AS INITIAL LENDER



                            DATED JANUARY 22, 1999

                               TABLE OF CONTENTS

ARTICLE I - INTRODUCTION....................................................  4

ARTICLE II - AMENDMENTS TO CREDIT FACILITY AGREEMENT........................  4

ARTICLE III - INFORMATION PACKAGE, AGREED BASE CASE AND SCHEDULE 7..........  8

ARTICLE IV - REPRESENTATIONS AND WARRANTIES.................................  8

ARTICLE V - MISCELLANEOUS...................................................  9

            THIRD AMENDMENT AGREEMENT TO CREDIT FACILITY AGREEMENT

THE UNDERSIGNED:

1. Cable Network Brabant Holding B.V., a limited liability company organised and existing under the laws of the Netherlands, with registered seat at Eindhoven (hereinafter referred to as the "Company");

and

2. Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., a cooperative association organised and existing under the laws of the Netherlands with registered seat at Amsterdam (hereinafter referred to as the "Agent");

and

3. Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., a cooperative association organised and existing under the laws of the Netherlands with registered seat at Amsterdam (hereinafter referred to as the "Initial Lender");

WHEREAS:

(A) the Company and the Agent, acting for itself and in the various capacities as referred to in the Credit Facility Agreement (including its capacity as Initial Lender), are parties to a Credit Facility Agreement dated February 20, 1998, as amended on August 7 and September 30, 1998, (the "Credit Facility Agreement"), pursuant to which the Lenders have agreed to finance Project A, Project B, Project C and Project D (as defined therein) up to an amount of NLG 266,000,000 (two hundred and sixty-six million Netherlands Guilders), subject to the terms and conditions of the Credit Facility Agreement;

(B) the Company has requested the Initial Lender to increase the facility amount with an additional NLG 8,000,000 (eight million Netherlands Guilders) in relation to the acquisition and upgrading by the Company of the cable networks of the municipalities of Geldrop and St. Oedenrode ("Project E"), which concurs with the sale of the cable network of the municipality of Schlindel by the Company; and

(C) the Company and the Initial Lender, acting for itself and in its capacity as Agent for the Lenders, desire to amend and supplement the Credit Facility Agreement;

HAVE AGREED AS FOLLOWS:

                           ARTICLE I - INTRODUCTION

(a) Wherever used in this Third Amendment Agreement, unless the context shall otherwise require, the terms defined in the Credit Facility Agreement, and not otherwise defined herein, shall have the same meaning when used in this Third Amendment Agreement.

(b) The term "Agreement" as used in the Credit Facility Agreement and all other instruments and agreements executed thereunder shall for all purposes refer to the Credit Facility Agreement as amended by this Third Amendment Agreement.

(c) References made in this Third Amendment Agreement to Sections and/or Articles refer to Sections and/or Articles of the Credit Facility Agreement unless such Section and/or Article is followed by the words "of/in/to this Third Amendment Agreement".

             ARTICLE II - AMENDMENTS TO CREDIT FACILITY AGREEMENT

Recitals:

The amount mentioned in the recitals under (c) shall be NLG 274,000,000 (two hundred seventy-four million Netherlands Guilders) instead of NLG 266,000,000 (two hundred sixty-six million Netherlands Guilders).

Section 1.01   Definitions:

(a) The definition of "Projects" is amended as follows: "Projects" means Project A, Project B, Project C, Project D and Project E, jointly.

(b) In the definition of "Security", the reference to Sections 4.01(d) and 4.03(c) is expanded to include the new Section 4.04(c).

(c) The following additional definitions will be added to Section 1.01, which read as follows:

     "Project E"              means the acquisition of the cable networks of the
                              municipalities of Geldrop and St. Oedenrode as well as the development and exploitation of enhanced cable TV services (including expanded basic TV, premium TV and interactive pay per view), data and internet services and telephony services as further described in the Agreed Base
                              Case, as amended;

     "Tranche D"              means such part of the Loan as is equivalent to
                              NLG 8,000,000 (eight million Netherlands Guilders)
                              (the "Tranche D Amount") which is to be provided by the Initial Lender and which is, upon disbursement, to be applied exclusively by the Company to the financing of Project E;

     "Tranche D Stop Date"    means December 31, 1999;

Section 3.01   Loan:

The amount mentioned under Section 3.01 shall be NLG 274,000,000 (two hundred and seventy-four million Netherlands Guilders) instead of NLG 266,000,000 (two hundred and sixty-six million Netherlands Guilders).

Section 3.02   Disbursements:

Section 3.02(b)(2) is amended as follows: the words "in respect of Tranche B and Tranche C:" will be replaced by "in respect to Tranche B, Tranche C and Tranche D".

Section 3.04   Suspension and Cancellation:

(a) In Section 3.04(c) the word "and" in the sixth line (text of conformed copy) shall be replaced by a semi-colon and this sub-section shall be supplemented as follows:

          "and in respect of Tranche D: at the Tranche D Stop Date and the Tranche D Amount, to the extent not disbursed hereunder as per the Tranche D Stop Date, shall be canceled at the Tranche D Stop Date."

(b) In Section 3.04(d) the words "the Tranche A Amount, the Tranche B Amount or the Tranche C Amount" shall be replaced by "the Tranche A Amount, the Tranche B Amount, the Tranche C Amount or the Tranche D Amount."

Section 4.02   Conditions for any Disbursement:

In Section 4.02(a)(6) the reference to "Project A, Project B, Project C or Project D" shall be replaced by a reference to "Project A, Project B, Project C, Project D or Project E".

New Section 4.04    Conditions of First Disbursement under Tranche D:

(a) A new section 4.04 shall be added to Article IV - Conditions of Disbursement, which reads as follows:

     Section 4.04 Conditions of First Disbursement under Tranche D

     The obligation of the Initial Lender to make the first Disbursement under Tranche D shall be subject to the performance by the Company of all of its obligations theretofore to be performed under this Agreement and to the fulfilment, in a manner satisfactory to the Agent (acting reasonably), prior to or concurrently with the making of such first Disbursement under Tranche D, of the following further conditions:

     (a) an amendment agreement to the Project Support Agreement dated February 20, 1998, as amended on August 7 and September 30, 1998, among the Agent, the Initial Lender, the Company and UPC, in form and substance satisfactory to the Agent, shall have been entered into between the respective parties thereto and shall have become (or, as the case may be, shall remain) unconditional and fully effective in accordance with its terms (except for this Agreement having become unconditional and fully effective);

     (b) all required and relevant governmental, corporate, creditors', shareholders' and other licenses, approvals or consents shall have been obtained for:

          (1)  the financing by the Initial Lender under this Agreement;

          (2) the carrying on of the business of the Company as it is presently carried on and is contemplated to be carried on;

          (3) the carrying out of Project E in accordance with the Agreed Base Case;

          (4) the due execution and delivery of, and performance under, this Agreement, the Project Agreements, the Security and any documents in implementation of any thereof; and

          (5) the remittance to the Agent and the Lenders or their respective assigns of all monies payable in respect of this Agreement and the Security;

     (c) the Security, consisting of the rights as specified under Section 4.01(d) to the extent applicable, shall have been created and perfected in a manner satisfactory to the Agent (acting reasonably) with regard to any assets forming part of or related to the cable networks of Geldrop and St. Oedenrode;

     (d) the Agent shall have received a legal opinion or opinions addressed to the Agent and Initial Lender, in form and substance and containing statements as specified under Section 4.01(e);

     (e) the Company shall have acquired legal or beneficial ownership of the cable networks of Geldrop and St. Oedenrode, free and clear of any mortgages, pledges, attachments or limited rights; except that it is acknowledged and accepted by the Agent that the Company may not have acquired the legal ownership of the cable networks as such;

     (f) UPC shall have fully paid up, or caused a Subsidiary to pay up, additional share capital of NLG 2,000,000 (two million Netherlands Guilders) in addition to the share capital referred to in Section 4.01(a)(1) and 4.03(g);

     (g) the Agent shall have been provided with evidence that letters have been sent to the municipalities of Geldrop and St. Oedenrode, concerning the abandonment of any ownership rights of the cable networks by these municipalities in favour of the Company;

     (h) the Company shall have provided evidence that it has used its best effort to have the municipalities of Geldrop and St. Oedenrode sign the letters referred to in (g) above;

     (i) Palet Kabelcom B.V. ("PK"), N.V. PNEM Teleservices and/or Provinciale Noordbrabantse Energle-Maatschappij PNEM ("PNEM") and the Company shall have entered into an agreement to effectuate that PK can legally dispose of all assets which are to be transferred to the Company, or that PK shall be substituted by N.V. PNEM Teleservices and/or PNEM as a party to the PK Asset Purchase Agreement of September 1, 1998.

Section 5.01   Affirmative covenants:

(a) In Section 5.01(f) the reference to "Section 4.01(c) and 4.03(b)" shall be replaced by a reference to "Sections 4.01(c), 4.03(b) and 4.04(b)".

(b) In Section 5.01 a new Section 5.01(p) shall be added which reads as follows:

     "(p) use its best efforts to secure that ultimately March 31, 1999, the declarations of the municipalities as referred to in sub-Sections 4.04(g) and (h) will have been obtained by the Company from the respective municipalities and that the letters referred to in sub-
          Section 4.04(g) shall have been signed by the respective municipalities."

Section 7.01   Syndication:

In Section 7.01(f) the reference to "Sections 4.01 and 4.03" shall be replaced by a reference to "Sections 4.01, 4.03 and 4.04".

      ARTICLE III - INFORMATION PACKAGE, AGREED BASE CASE AND SCHEDULE 7

(a) As of the date of signing of this Third Amendment Agreement, the amended version of the Information Package (as included in Schedule A hereto) will be applicable, and any reference to the definition of the Information Package or Schedule 3 of the Credit Facility Agreement will, as of that date, be construed as a reference to the amended version of the Information Package.

(b) As of the date of the first disbursement under Tranche D the amended version of the Agreed Base Case (as included in Schedule B hereto), will be applicable, and any reference to the definition of the Agreed Base Case or
     Schedule 1 of the Credit Facility Agreement will, as of that date, be construed as a reference to the amended version of the Agreed Base Case.

(c) As of the date of the first disbursement under Tranche D an amended repayment schedule (as included in Schedule C hereto) will be applicable, and any reference to Schedule 7 to the Credit Facility Agreement will, as of that date, be construed as a reference to the amended repayment schedule.

                  ARTICLE IV - REPRESENTATIONS AND WARRANTIES

The Company hereby repeats as of the date of this Third Amendment Agreement the representations and warranties as set forth under Sections 2.01, 2.02, 2.03 and
2.04 as if references thereto are references to the Credit Facility Agreement, as amended per this Third Amendment Agreement.

                           ARTICLE V - MISCELLANEOUS

(a) Except to the extent that any terms or conditions of the Credit Facility Agreement are expressly amended by the terms of this Third Amendment Agreement, all terms and conditions of the Credit Facility Agreement and all other instruments and agreements executed thereunder remain in full force and effect.

(b) This Third Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Third Amendment Agreement to be signed in their respective names on January 22, 1999.



 /s/
-----------------------------------
Cable Network Brabant Holding B.V.
Represented By:  O.T. Zuidema



 /s/
----------------------------------------------------
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
(Agent)
Represented By:  M.R. Wind



 /s/
----------------------------------------------------
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
(Initial Lender)
Represented By:  M.R. Wind